LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED AUGUST 31, 2012

TO THE SUMMARY PROSPECTUSES, EACH DATED SEPTEMBER 30, 2011, OF

WESTERN ASSET INSTITUTIONAL GOVERNMENT RESERVES

INSTITUTIONAL SHARES

ADMINISTRATIVE SHARES

PREMIUM SHARES

INVESTOR SHARES

The last sentence of the legend on the cover of the fund’s Summary Prospectuses is deleted and replaced with the following:

The fund’s Prospectus, dated September 30, 2011, as supplemented on October 14, 2011 and August 31, 2012 and as may be amended or further supplemented, the fund’s statement of additional information, dated September 30, 2011, as supplemented on November 17, 2011, May 31, 2012 and August 31, 2012 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated May 31, 2011, are incorporated by reference into this Summary Prospectus.

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